UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2025

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2025, the Board of Directors (the “Board”) of Teradata Corporation (“Teradata” or the “Company”) adopted the Teradata 2025 New Employee Stock Inducement Plan (the “NESIP”), effective as of May 15, 2025. Pursuant to the NESIP, the Company may grant equity incentive compensation as a material inducement for certain individuals to commence employment with Teradata within the meaning of Rule 303A.08 of the NYSE Listed Company Manual. Awards granted under the NESIP may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards or any combination of those awards. The only individuals eligible to receive grants of awards under the NESIP are individuals who satisfy the standards for “inducement awards” under Rule 303A.08 of the NYSE Listed Company Manual.

A total of 1 million shares of Teradata common stock, par value $0.01 per share (“Shares”), are reserved for grant under the NESIP, subject to adjustment as provided in the NESIP. Shares issued under the NESIP may include authorized but unissued Shares, treasury Shares, Shares purchased in the open market or a combination of the foregoing. The NESIP is administered by the Compensation and People Committee of the Board. The NESIP is scheduled to terminate on May 15, 2027, or such earlier date that the Board may determine.

The NESIP is not intended to be treated as an “equity-compensation plan” within the meaning of Rule 303A.08 of the NYSE Listed Company Manual, and, as such, stockholder approval is not required for the NESIP.

The foregoing is only a brief description of the NESIP and is qualified in its entirety by reference to the NESIP and the forms of Performance-Based Restricted Share Unit Agreement (Graded Vesting), Performance-Based Restricted Share Unit Agreement (Cliff Vesting) and Restricted Share Unit Agreement (Graded Vesting), which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
10.1*	Teradata 2025 New Employee Stock Inducement Plan

10.2*	Form of Performance-Based Restricted Share Unit Agreement (Graded Vesting)

10.3*	Form of Performance-Based Restricted Share Unit Agreement (Cliff Vesting)

10.4*	Form of Restricted Share Unit Agreement (Graded Vesting)

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

*Management contracts or compensatory plans, contracts or agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: May 15, 2025	By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer and Secretary